SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 31, 2007

Wells Real Estate Fund VII, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-25606	58-2022629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia	30092-3365
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 449-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Disposition of Assets

Disposition of the Tanglewood Commons Land Outparcels

On January 31, 2007, Fund VI, Fund VII and Fund VIII Associates (“Fund VI-VII-VIII Associates”) sold two land outparcels adjacent to a retail shopping center in Clemmons, North Carolina (the “Tanglewood Commons Land Outparcels”) to Wells Management, an affiliate of the general partner, for a gross sales price of $750,000, excluding closing costs. Fund VI-VII-VIII Associates is a joint venture partnership between Wells Real Estate Fund VI, L.P., Wells Real Estate Fund VII, L.P. (the “Registrant”), and Wells Real Estate Fund VIII, L.P.

The Registrant holds an equity interest of approximately 33.4% in Fund VI-VII-VIII Associates, and Fund VI-VII-VIII Associates owns 100% of the Tanglewood Commons Land Outparcels. As a result of the sale, the Registrant received net sale proceeds of approximately $245,000 and was allocated a gain of approximately $29,000, which may be adjusted as additional information becomes available in subsequent periods.

Item 9.01.	Financial Statements and Exhibits

(b)	Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of September 30, 2006	F-2

Pro Forma Statement of Operations for the nine months ended September 30, 2006	F-3

Pro Forma Statement of Operations for the year ended December 31, 2005	F-4

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND VII, L.P.
(Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

By:	WELLS CAPITAL, INC.
General Partner

By:	/s/ Douglas P. Williams
Douglas P. Williams
Senior Vice President

Date: February 5, 2007

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WELLS REAL ESTATE FUND VII, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund VII, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2005, and in its quarterly report filed on Form 10-Q for the nine months ended September 30, 2006.

The following unaudited pro forma balance sheet as of September 30, 2006 has been prepared to give effect to the January 31, 2007 sale of two land outparcels adjacent to a retail shopping center in Clemmons, North Carolina (the “Tanglewood Commons Land Outparcels”) by Fund VI, Fund VII and Fund VIII Associates (“Fund VI-VII-VIII Associates”), a joint venture between Wells Real Estate Fund VI, L.P., the Registrant, and Wells Real Estate Fund VIII, L.P. as if the disposition and distribution of net sale proceeds to the joint venture partners had occurred on September 30, 2006. The Registrant holds an equity interest of approximately 33.4% in Fund VI-VII-VIII Associates, which owned 100% of the Tanglewood Commons Land Outparcels.

The following unaudited pro forma statement of operations for the nine months ended September 30, 2006 has been prepared to give effect to the sales of the BellSouth Building and the Tanglewood Commons Land Outparcels as if these transactions had occurred on January 1, 2005. Fund VI-VII-VIII Associates sold the BellSouth Building on May 15, 2006.

The following unaudited pro forma statement of operations for the year ended December 31, 2005 has been prepared to give effect to the sales of the Tanglewood Commons shopping center, the condemnation of a portion of a land outparcel adjacent to the Tanglewood Commons shopping center, the CH2M Hill Building, the BellSouth Building, (collectively, “Prior Dispositions”), and the Tanglewood Commons Land Outparcels as if these transactions had occurred on January 1, 2005. Fund VI-VII-VIII Associates sold the Tanglewood Commons shopping center on April 21, 2005. The condemnation of a portion of a land outparcel adjacent to the Tanglewood Commons shopping center occurred on October 12, 2005. Fund VII and Fund VIII Associates (“Fund VII-VIII Associates”) sold the CH2M Hill Building on December 7, 2005. The Registrant holds an equity interest of approximately 36.6% in Fund VII-VIII Associates, a joint venture among the Registrant and Wells Real Estate Fund VIII, L.P.

These unaudited pro forma financial statements are prepared for informational purposes only. These unaudited pro forma statements of operations are not necessarily indicative of future results or of actual results that would have been achieved if the Prior Dispositions or the sale of the Tanglewood Commons Land Outparcels had been consummated as of January 1, 2005.

WELLS REAL ESTATE FUND VII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2006

(Unaudited)

	Historical(a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$206,572	$(215,967	)(b)	$(9,395	)(e)
Cash and cash equivalents	5,270,140	245,181	(c)	5,515,321
Other assets	23,584	0		23,584

Total assets	$5,500,296	$29,214		$5,529,510

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$22,377	$0		$22,377
Due to affiliates	4,747	0		4,747

Total liabilities	27,124	0		27,124

Partners’ capital:
Limited partners:
Class A – 2,156,298 units outstanding	3,249,140	26,052	(d)	3,275,192
Class B – 261,719 units outstanding	2,223,090	3,162	(d)	2,226,252
General partners	942	0		942

Total partners’ capital	5,473,172	29,214		5,502,386

Total liabilities and partners’ capital	$5,500,296	$29,214		$5,529,510

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q as of September 30, 2006.
(b)	Reflects the Registrant’s pro rata share of the basis in the Tanglewood Commons Land Outparcels as of September 30, 2006.
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds resulting from Fund VI-VII-VIII Associates as a result of the sale of the Tanglewood Commons Land Outparcels.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain allocated from the sale of the Tanglewood Commons Land Outparcels. The allocation of gain between classes of limited partners is made in accordance with the terms of the Registrant’s partnership agreement.
(e)	Reflects the pro forma amount of accrued expenses, net of receivables, recorded by Fund VI-VII-VIII Associates.

See accompanying notes.

WELLS REAL ESTATE FUND VII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	BellSouth Building		Tanglewood Commons Land Outparcels		Pro Forma Total
EQUITY IN INCOME (LOSS) OF JOINT VENTURES:	$2,320,204	$(2,333,883	)(b)	$3,448	(c)	$(10,231)

EXPENSES:
Partnership administration	81,307	0		0		81,307
Legal and accounting	48,043	0		0		48,043

Total expenses	129,350	0		0		129,350

INTEREST AND OTHER INCOME	149,308	0		0		149,308

NET INCOME (LOSS)	$2,340,162	$(2,333,883)		$3,448		$9,727

NET INCOME (LOSS) ALLOCATED TO:
CLASS A LIMITED PARTNERS	$1,333,589	$(1,328,613)		$3,448		$8,424

CLASS B LIMITED PARTNERS	$1,005,631	$(1,005,270)		$0		$361

GENERAL PARTNERS	$942	$0		$0		$942

NET INCOME (LOSS) PER WEIGHTED-AVERAGE UNIT:
CLASS A LIMITED PARTNERS	$0.62	$(0.62)		$0.00		$0.00

CLASS B LIMITED PARTNERS	$3.84	$(3.84)		$0.00		$0.00

WEIGHTED-AVERAGE UNITS OUTSTANDING:
CLASS A LIMITED PARTNERS	2,156,298					2,156,298

CLASS B LIMITED PARTNERS	261,719					261,719

(a)	Historical financial information has been obtained from the Registrant’s quarterly report on Form 10-Q for the nine months ended September 30, 2006.
(b)	Reflects the reduction of equity in income of Fund VI-VII-VIII Associates earned by the Registrant related to the sale of the BellSouth Building for the nine months ended September 30, 2006. The pro forma adjustment primarily results from gain on sale and rental revenues, less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant.
(c)	Reflects the reduction of equity in income of Fund VI-VII-VIII Associates earned by the Registrant related to the sale of the Tanglewood Commons Land Outparcels for the nine months ended September 30, 2006. The pro forma adjustment primarily results from rental revenues, less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the Tanglewood Commons Land Outparcels if the transaction had occurred on January 1, 2005.

See accompanying notes.

WELLS REAL ESTATE FUND VII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

(Unaudited)

		Pro Forma Adjustments
	Historical(a)	Prior Dispositions		Tanglewood Commons Land Outparcels		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES:	$3,610,122	$(1,875,469	)(b)	$2,771	(e)(f)	$23,557
		(1,507,103	)(c)
		(206,764	)(d)(f)
EXPENSES:
Partnership administration	125,054	0		0		125,054
Legal and accounting	79,287	0		0		79,287

Total expenses	204,341	0		0		204,341

INTEREST AND OTHER INCOME	152,726	0		0		152,726

NET INCOME (LOSS)	$3,558,507	$(3,589,336)		$2,771		$(28,058)

NET INCOME (LOSS) ALLOCATED TO LIMITED PARTNERS:
CLASS A	$1,296,095	$(1,329,208)		$2,771		$(30,342)

CLASS B	$2,262,412	$(2,260,128)		$0		$2,284

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CLASS A	$0.60	$(0.61)		$0.00		$(0.01)

CLASS B	$8.58	$(8.57)		$0.00		$0.01

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,154,273					2,154,273

CLASS B	263,744					263,744

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2005.
(b)	Reflects the reduction of equity in income for the year ended December 31, 2005 of Fund VI-VII-VIII Associates earned by the Registrant related to the sale of the Tanglewood Commons shopping center and the condemnation of a portion of a land outparcel adjacent to the Tanglewood Commons shopping center. The pro forma adjustment primarily results from gain on sale and rental revenues, less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant.
(c)	Reflects the reduction of equity in income of Fund VII-VIII Associates earned by the Registrant related to the CH2M Hill Building. The pro forma adjustment primarily results from gain on sale and rental revenues, less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant.
(d)	Reflects the reduction of equity in income of Fund VI-VII-VIII Associates earned by the Registrant related to the sale of the BellSouth Building for the year ended December 31, 2005.
(e)	Reflects the reduction of equity in income of Fund VI-VII-VIII Associates earned by the Registrant related to the sale of the Tanglewood Commons Land Outparcels for the year ended December 31, 2005.
(f)	These pro forma adjustments primarily result from rental revenues, less operating expenses, management and leasing fees, depreciation, and amortization allocable to the Registrant. These pro forma adjustments do not include the Registrant’s portion of the non-recurring gains that would have been recognized on the respective property sales if the transactions had occurred on January 1, 2005.

See accompanying notes.

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